SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                       _X_
Filed by a Party other than the Registrant    ___
                  Check the appropriate box:


_X_      Preliminary Proxy Statement         __    Confidential, for use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
         Definitive Proxy Statement
         Definitive additional materials
         Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        FUND FOR TAX-FREE INVESTORS, INC.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of filing fee (Check the appropriate box):

_X_      No fee required.
___ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
___  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                        FUND FOR TAX-FREE INVESTORS, INC.
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814
                                 (800) 343-3355
                                   ----------

                    Rushmore Tax-Free Money Market Portfolio
                      Rushmore Maryland Tax-Free Portfolio
                      Rushmore Virginia Tax-Free Portfolio

                                   ----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be held June 1, 2000
                                   ----------



To the Shareholders of the Fund for Tax-Free Investors, Inc.:

         Notice is hereby given that an annual meeting of shareholders of the Rushmore Tax-Free Money Market Portfolio, Rushmore Maryland Tax-Free Portfolio, and Rushmore Virginia Tax-Free Portfolio of the Fund for Tax-Free Investors, Inc. (the "Fund") will be held at 10:00 a.m. Eastern Time on June 1, 2000 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"), for the purposes listed below. The Meeting will be held:

         I.       To elect the Board of Directors of the Fund;

         II.      To approve a new investment advisory contract;

         III.     To ratify the selection of independent auditors; and

         IV. To transact such other business as may properly come before the Meeting.

         After careful consideration, the Directors of the Fund unanimously approved each of the nominees to the Board of Directors and unanimously approved each of the other proposals and recommend that shareholders vote "FOR" each of the nominees and "FOR" each other proposal.

         The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 17, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of a Portfolio is entitled to one vote with respect to proposals on which that Portfolio's shareholders are entitled to vote, with fractional votes for fractional shares. If you held shares of more than one Portfolio on the record date, you will receive separate proxy cards for each Portfolio.

         Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                           By Order of the Board of Directors





                                           Stephenie E. Adams, Secretary

Bethesda, Maryland
April 10, 2000



YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                        FUND FOR TAX-FREE INVESTORS, INC.
                              4922 Fairmont Avenue
                            Bethesda, Maryland 20814
                                 (800) 343-3355
                                    --------

                    Rushmore Tax-Free Money Market Portfolio
                      Rushmore Maryland Tax-Free Portfolio
                      Rushmore Virginia Tax-Free Portfolio

                                    --------


                                 PROXY STATEMENT

                                    --------


                         Annual Meeting of Shareholders
                             To be held June 1, 2000


         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of the Fund for Tax-Free Investors, Inc. (the "Fund") for use at an annual meeting of shareholders of the Rushmore Tax-Free Money Market Portfolio, Rushmore Maryland Tax-Free Portfolio, and Rushmore Virginia Tax-Free Portfolio to be held at 10:00 a.m. Eastern Time on June 1, 2000 at the offices of the Fund, 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders of the Portfolios with respect to the proposals set forth in the accompanying notice.

         It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about April 10, 2000.

         Shareholder Reports. Shareholders can find important information about the Portfolios in the Fund's annual report dated December 31, 1999, which previously has been furnished to shareholders. Shareholders may request another copy of this report by writing to the Fund at the above address, or by calling the telephone number above. A copy of such report will be provided free of charge.

         Introduction. On October 20, 1999, Money Management Associates, L.P. ("MMA"), the Portfolios' investment adviser, entered into a definitive agreement pursuant to which Friedman, Billings, Ramsey Group, Inc. ("FBR"), and certain of its affiliates, will acquire all of the outstanding ownership interests in MMA, as well as certain other assets. Under the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the transaction will result in the assignment and automatic termination of the Fund's current investment advisory contract with MMA. The Board of the Fund has met and considered the proposed transaction and its consequences for the Fund and has determined to (1) approve a new investment advisory contract with MMA which would take effect upon consummation of the transaction, (2) recommend that shareholders approve such contract, and (3) take certain other actions necessitated by the transaction, including reconstitution of the Fund's Board. For more information concerning the transaction, see "Proposal II. Approval of New Investment Advisory Contract Description of the Transaction."

                                   PROPOSAL I.
                              ELECTION OF DIRECTORS

         In light of the proposed transaction, the Board has determined to reconstitute the Board so that at least 75% of the Directors are not "interested persons", as defined in the 1940 Act, of the Fund, MMA or FBR. These persons are commonly referred to as "independent Directors."

         At its meeting held on January 27, 2000, the Board appointed a Nominating Committee consisting of Patrick F. Noonan and Bruce C. Ellis, each of whom is an independent Director, to consider and recommend to the Board nominees for service on the Board. The Nominating Committee consulted with counsel and other independent Directors, as well as representatives of MMA and FBR, and recommended to the Board that the size of the Board be fixed at eight members and that the following persons be nominated for election to the Board ("Nominees"):

                  Daniel L. O'Connor             Jeffrey R. Ellis
                  Richard J. Garvey              F. David Fowler
                  Louis T. Donatelli             Patrick F. Noonan
                  Bruce C. Ellis                 Michael A. Willner

         Messrs. Daniel L. O'Connor,  Richard J. Garvey, Bruce C. Ellis, Jeffrey
R. Ellis, and Patrick F. Noonan, currently serve as Directors of the Fund and are proposed for re-election to the Board.

         On March 17, 2000, the Board met to consider the Nominating Committee's recommendations and the background, experience and credentials of each nominee, as well as any relationships such nominee has or has had with the Fund, MMA and FBR. Based upon such consideration, the Board unanimously agreed to nominate each such person and recommended that the nominations be submitted to shareholders for approval.

         If the Nominees are elected at the Meeting, there will be a total of eight Directors on the Board, six of whom will be independent Directors.

         The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

         The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors, unless sooner succeeded as provided in the Fund's Articles of Incorporation and Bylaws. It is proposed, and the Board recommends, that shareholders elect the Nominees.

         The following table sets forth certain information concerning each of the Nominees.

---------------------------------------- -------------------- ---------------------------------- ---------------------

                                                                                                 Shares Owned
                                         Position with        Principal Occupations During       Beneficially on
Name, Address and Age                    Fund                 Last Five Years                    March 17, 2000
-------------------------------------------------------------------------------------------------------------------

Daniel L. O'Connor,* 58                       Chairman,       General Partner of MMA,                    N/A
100 Lakeshore Drive                        Treasurer, and     registered investment adviser of
Suite 1555                                    Director        four registered investment
North Palm Beach, FL  33408                                   companies (the
                                                              "Rushmore Funds"), since 1975.
                                                              Director, Rushmore Trust and
                                                              Savings, FSB, the Fund's
                                                              transfer agent and custodian.
                                                              Director or Trustee of four
                                                              Rushmore Funds.  Trustee of the
                                                              Cappiello-Rushmore Trust.

-------------------------------------------------------------------------------------------------------------------

Richard J. Garvey,* 67                      President and     Limited Partner of MMA and Vice            N/A
730 Southwest 67th Place                      Director        President of Rushmore Services,
Portland, OR  97225                                           Inc. until 1998.  Director or
                                                              Trustee of four Rushmore Funds.



-------------------------------------------------------------------------------------------------------------------

Louis T. Donatelli, 63                                        President of Donatelli and                 N/A
7200 Wisconsin Avenue                                         Klein, Inc., engaged in the
Bethesda, MD  20814                                           acquisition of real estate,
                                                              primarily office buildings and
                                                              multi-family housing projects,
                                                              since 1993.  Director, American
                                                              Gas Index Fund, Inc.

-------------------------------------------------------------------------------------------------------------------

Bruce C. Ellis,** 55                          Director        A private investor in start-up             N/A
7108 Heathwood Court                                          companies.  Vice President,
Bethesda, MD  20817                                           LottoPhone, Inc., a telephone
                                                              state lottery service, September
                                                              1991-1995.  Director, The Torray
                                                              Fund, since 1994; Director, the
                                                              Sheppard Fund, since 1994.
                                                              Director or Trustee of three
                                                              Rushmore Funds, and Trustee of
                                                              the Cappiello-Rushmore Trust.




-------------------------------------------------------------------------------------------------------------------

Jeffrey R. Ellis,** 55                        Director        President, Innovative LLC, a               N/A
513 Kerry Lane                                                manufacturing-marketing company
Virginia Beach, VA  23451                                     in Virginia Beach, since 1999.
                                                              Executive Vice President, Buddy
                                                              Systems,  Inc., a manufacturing-marketing
                                                              company in Virginia Beach,
                                                              Virginia from January 1996 to January 1999.
                                                              Vice President, LottoPhone,  Inc.,
                                                              a telephone state lottery   service,
                                                              September 1993-1995. Director or
                                                              Trustee of three Rushmore Funds,
                                                              and Trustee of the Cappiello-Rushmore Trust.
-------------------------------------------------------------------------------------------------------------------

F. David Fowler, 66                                           Private investor.  Dean, The               N/A
9450 Newbridge Drive                                          George Washington University
Potomac, MD  20854                                            School of Business and Public
                                                              Management, 1992-1997; Partner,
                                                              KPMG Peat Marwick from
                                                              October 1969 to June 1992.
                                                              Trustee,  The  FBR Family of Funds.
-------------------------------------------------------------------------------------------------------------------

Patrick F. Noonan, 57                         Director        Chairman and Chief Executive               N/A
11901 Glen Mill Drive                                         Officer of the Conservation Fund
Potomac, MD  20854                                            since 1985.  Vice Chairman,
                                                              American Farmland Trust, and
                                                              Trustee, American  Conservation
                                                              Association since 1985.
                                                              President, Conservation
                                                              Resources, Inc. since 1981.
                                                              Director or Trustee of four
                                                              Rushmore Funds.



-------------------------------------------------------------------------------------------------------------------

Michael A. Willner, 43                                        President, Catalyst Advisers,              N/A
11521 Potomac Road                                            Inc., a news organization, from
Lorton, VA  22079                                             September 1996 to Present;
                                                              President, Federal Filings,
                                                              Inc., a news organization from
                                                              July 1994 to July 1995.
                                                              Trustee, The FBR Family of Funds

-------------------------------------------------------------------------------------------------------------------

* Messrs. O'Connor and Garvey are "interested persons" of the Fund (as that term is defined in the 1940 Act) because of their current or former affiliations with MMA. Mr. O'Connor also is an "interested person" of the Fund by virtue of his officer position with the Fund.

**   Bruce C. Ellis and Jeffrey R. Ellis are brothers.

     The following table sets forth certain information concerning the current Directors who are not standing for re-election.

-------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares Owned
                                         Position with        Principal Occupations During       Beneficially on
Name, Address and Age                    Fund                 Last Five Years                    March 17, 2000
-------------------------------------------------------------------------------------------------------------------

Michael D. Lange,* 58                    Director             Vice President, Capital Hill               N/A
407 River Bend Road                                           Management Corporation since
Great Falls, VA  22066                                        1967.  Owner of Michael D.
                                                              Lange,   Ltd.,  a builder
                                                              and developer,   since
                                                              1980.  Partner  of Greatful
                                                              Falls, a building developer,
                                                              since 1994.  Director,
                                                              Rushmore Trust and Savings,
                                                              FSB, the Fund's transfer
                                                              agent and custodian.
                                                              Director or Trustee of three
                                                              Rushmore Funds.

--------------------------------------------------------------------------------------------------------------------

Leo Seybold, 86                          Director             Retired 1988.  Director or         Maryland Tax-Free
5804 Rockmere Drive                                           Trustee of three Rushmore Funds.   Portfolio: 90,490.38.
Bethesda, MD  20816
                                                                                                 Tax-Free Money
                                                                                                 Market Portfolio:
                                                                                                 1,811.83.

-------------------------------------------------------------------------------------------------------------------

* Mr. Lange is an "interested person" of the Fund because of his affiliation with Rushmore Trust and Savings, FSB.

         During the fiscal year ended December 31, 1999, there were four meetings of the Board. There was 100% attendance by Directors at the meetings of the Board throughout the period.

         As of March 17, 2000, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of any Portfolio, or the Fund in the aggregate, except Leo Seybold who owned 90,490,382 shares (3.4%) of the Tax-Free Money Market Portfolio.

         Board of Directors - Committees. In addition to the Nominating Committee, the Fund has a standing Audit Committee that currently consists of Messrs. Bruce C. Ellis, Jeffrey R. Ellis, Michael D. Lange, Patrick F. Noonan, and Leo Seybold, each of whom (except Michael D. Lange) is an independent Director. The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountants, submits a recommendation to the Board as to the selection of independent auditors, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. During the fiscal year ended December 31, 1999, the Audit Committee met one time. Each member of the Audit Committee attended all meetings during the period in which he was a member of the Audit Committee. There were no meetings of any other committee during such fiscal year.

         Remuneration of Directors. The following table sets forth the compensation received by the Directors for their services to the Fund during the fiscal year ended December 31, 1999. In addition to the fees listed below, the Directors are also reimbursed for all reasonable expenses incurred during the execution of their duties.

---------------------------------------------------------------------------------------------------------------
                                                    Pension or
                                                    Retirement                            Total Compensation From
                                Aggregate        Benefits Accrued     Estimated Annual     the Fund Complex* Paid
                              Compensation        as part of the        Benefits Upon         to the Director
    Name of Director          from the Fund        Fund Expenses         Retirement
-------------------------- -------------------- -------------------- -------------------- -------------------------
Bruce C. Ellis                   $3,000                 $0                   $0                    $9,000
-------------------------- -------------------- -------------------- -------------------- -------------------------
Jeffrey R. Ellis                 $3,000                 $0                   $0                    $9,000
-------------------------- -------------------- -------------------- -------------------- -------------------------
Richard J. Garvey                  $0                   $0                   $0                      $0
-------------------------- -------------------- -------------------- -------------------- -------------------------
Michael D. Lange                 $3,000                 $0                   $0                    $9,000
-------------------------- -------------------- -------------------- -------------------- -------------------------
Patrick F. Noonan                $3,000                 $0                   $0                   $10,000
-------------------------- -------------------- -------------------- -------------------- -------------------------
Daniel L. O'Connor                 $0                   $0                   $0                      $0
-------------------------- -------------------- -------------------- -------------------- -------------------------
Leo Seybold                      $3,000                 $0                   $0                    $9,000
-------------------------- -------------------- -------------------- -------------------- -------------------------

* The "Fund Complex" includes the Fund, Fund for Government Investors, The Rushmore Fund, Inc., and American Gas Index Fund, Inc.

         Material Interest of Director. Daniel O'Connor has a direct material interest in the transaction described below in Proposal II, pursuant to which Mr. O'Connor, as the sole general partner of MMA, the investment adviser of the Portfolios, and a shareholder of Rushmore Trust and Savings, FSB ("RTS"), will receive compensation for consulting services and other benefits. For a complete discussion of the transaction, see Proposal II.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL II.
                          APPROVAL OF A NEW INVESTMENT
                                ADVISORY CONTRACT

         Introduction. MMA, a District of Columbia limited partnership located at 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Portfolios' investment adviser since the organization of the Fund in 1983. MMA currently serves as investment adviser to the Portfolios pursuant to an investment advisory contract dated July 12, 1983 (the "Current Advisory Contract"). RTS, a federal savings bank, serves as the administrator, transfer agent, portfolio accountant, and custodian to the Portfolios, and provides shareholder services to the Portfolios. MMA is the majority shareholder of RTS, whose address is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

         As noted above, MMA will undergo a "change in control" as a result of the consummation of the transaction described below, which, under applicable law, will terminate the Current Advisory Contract. It is proposed that MMA continue to serve as investment adviser to the Portfolios following completion of the transaction. Therefore, in connection with the transaction and as required by the 1940 Act, shareholders of each Portfolio of the Fund are being asked in Proposal II to approve a new investment advisory contract between the Fund, on behalf of each Portfolio, and MMA which is substantially comparable to the Current Advisory Contract (the "New Advisory Contract"). The Board recommends that shareholders approve the New Advisory Contract, a form of which is attached as Appendix A.

         Description of the Transaction. On October 20, 1999, MMA, RTS, Daniel O'Connor, the limited partners of MMA, Money Management Associates, Inc. ("MMA Buyer"), and Money Management Associates (LP), Inc. ("LP Buyer" and, together with MMA Buyer, the "Buyers"), and FBR entered into a Purchase and Sale Agreement (the "Agreement") pursuant to which the Buyers will acquire ownership of MMA and RTS (the "Transaction").

         The Agreement provides for the purchase by MMA Buyer of all of the outstanding general partnership interests in MMA from Mr. O'Connor, the sole general partner of MMA, and the purchase by LP Buyer of all of the outstanding limited partnership interests in MMA from the current limited partners of MMA. MMA currently owns 72.4% of the outstanding capital stock of RTS, and Daniel O'Connor owns 27.6% of the outstanding capital stock of RTS. The Agreement further provides that Mr. O'Connor will sell to MMA Buyer all of the RTS stock owned by him. As a result of the Transaction, the Buyers will control MMA, having acquired all of the outstanding general partnership and limited partnership interests in MMA for a total consideration of $17.5 million, minus the book value of the outstanding shares of RTS stock not owned by MMA, and an installment note unconditionally guaranteed by FBR in the amount of $9.7 million dollars. MMA Buyer also will purchase the shares of RTS stock owned by Daniel O'Connor, and other shareholders, as part of the Transaction.

         The purchase price of the RTS stock owned by Daniel O'Connor is expected to be approximately $1,261,000, based on the October 20, 1999 book value of all shares not owned by MMA, subject to adjustment to reflect any changes occurring in the ordinary course of business prior to the closing of the Transaction. Further, Daniel O'Connor will receive approximately $11,038,000 for the sale of his partnership interests in MMA. In addition, Martin O'Connor and John Cralle, each of whom is a Vice President of the Fund, will receive compensation for the sale of their limited partnership interests in MMA. By virtue of these payments, each of Daniel O'Connor, Martin O'Connor, and John Cralle may be considered to have a material interest in the approval of the New Advisory Contract.

         FBR and the Buyers are seeking federal approval to acquire Rushmore National Bank, Bethesda, Maryland ("RNB"). RNB will be the successor institution to RTS, which will convert from a federal savings bank to a national banking association immediately prior to the proposed acquisition pursuant to a conversion application that will be filed with the Office of the Comptroller of the Currency. Upon conversion, RNB will engage in the same activities as RTS, but will no longer be subject to various legal restraints imposed upon federal savings banks, such as holding at least 65% of the institution's assets in mortgage-related investments. Moreover, FBR anticipates that RNB's activities will be augmented by offering personal trust services. Thus, those services that RTS currently provides to the Portfolios will be able to be provided by RNB.

         The closing date for the Transaction has not yet been determined, and there is no assurance that the Transaction will be completed. Completion of the Transaction is subject to a number of conditions including, among others, (i) the receipt of certain regulatory approvals, (ii) approval of the New Advisory Contract by Shareholders of each Portfolio, and (iii) assets under management and net management fees (excluding market-based changes) for all accounts managed by MMA as of two days prior to closing must be at least 80% of the corresponding amounts during the second half of 1999. Accordingly, if the New Advisory Contract is not approved by shareholders, the Transaction will not be consummated unless this condition is waived. If the Transaction is not completed for any reason, the Current Advisory Contract will remain in effect.

         Post-Transaction Structure and Operations. Upon completion of the Transaction, MMA will be controlled by the Buyers, each of which is a Delaware corporation whose principal business address is Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209. Each Buyer is a wholly owned subsidiary of FBR, a Virginia corporation whose address is Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209. FBR is a public company that is a holding company for a number of subsidiaries engaged in the business of investment banking and asset management. Subsidiaries of FBR manage approximately $800 million for numerous clients, including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations.

         Subsidiaries of FBR include Friedman, Billings, Ramsey & Co., Inc. and FBR Investment Services, Inc., separately registered broker-dealers (the "Affiliated Brokers"). Once the Transaction is completed, absent an SEC exemption or other relief, the Portfolios generally would be precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. FBR and MMA do not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect MMA's ability, post-closing, to provide services to the Portfolios, the Portfolios' ability to take advantage of market opportunities, or the Portfolios' overall performance.

         Anticipated Impact of the Transaction on Management of the Portfolios. Except as described below, the Transaction should have no immediate impact on the management of the Portfolios or MMA's capacity to provide the type, quality, or quantity of services that it currently provides, and the Portfolios should continue to receive high quality services after the Transaction. Information about the current management of the Fund is presented in Appendix B. To help ensure continuity in the operations of MMA, Daniel O'Connor, Martin O'Connor, and John Cralle have contractually agreed to provide consulting and other services to MMA for significant periods following the Transaction.

         Historically, each of the Portfolios has been managed by a portfolio management team under which no individual is primarily responsible for making investment decisions on behalf of the Portfolio. Following the Transaction, it is anticipated that David Ellison will join such portfolio management team for a transition period and eventually will have primary portfolio management responsibility for each Portfolio. Mr. Ellison currently is a Director of FBR Fund Advisers, Inc., an asset management subsidiary of FBR, and serves as the portfolio manager of the FBR Financial Services Fund and FBR Small Cap Financial Fund, two series of The FBR Family of Funds, a registered investment company. Prior to joining FBR Fund Advisers, Inc. in 1997, Mr. Ellison was portfolio manager of the Fidelity Select Home Finance Fund from December 1985 until January 1997.

         Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to an investment company or any affiliated person thereof may receive any amount or benefit in connection with a "change in control" of the investment adviser as long as two conditions are satisfied. First, an "unfair burden" (as defined in the 1940 Act) must not be imposed on investment company clients of the adviser as a result of the transaction, or any express or implied terms, conditions or understandings applicable to the transaction. The Board has been advised by FBR and MMA that they are not aware of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Fund or any Portfolio. The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment adviser (or predecessor or successor adviser). The Board of the Fund has determined to reconstitute the Board, subject to shareholder approval, to comply with this requirement and MMA and MMA Buyer have agreed to use commercially reasonable best efforts to ensure compliance with
Section  15(f)  for  the  applicable   periods   following   completion  of  the
Transaction.

         The Contracts. The Current Advisory Contract. MMA has served as investment adviser to the Portfolios since each Portfolio's commencement of investment operations. The Current Advisory Contract was last submitted for approval by shareholders of the Portfolios at a meeting held on May 27, 1984, for the purpose of implementing the Portfolios' current investment advisory arrangements.

         Under the terms of the Current Advisory Contract, MMA is responsible for making investment decisions and placing orders for the purchase and sale of each Portfolio's investments directly with the issuers or with brokers or dealers selected by it in its discretion. MMA also furnishes to the Board, which has overall responsibility for the business and affairs of the Portfolios, periodic reports on the investment performance of the Portfolios.

         MMA is obligated to manage each Portfolio in accordance with the applicable policies of the Portfolio. The investment advisory services of MMA to the Portfolios are not exclusive under the terms of the Current Advisory Contract. MMA is free to, and does, render investment advisory services to others. Information about MMA's other investment company clients is presented in Appendix C.

         Consistent with the requirements of the 1940 Act, the Current Advisory Contract provides that MMA generally is not liable to the Portfolios for any mistake in judgment, or otherwise, except by reason of willful misfeasance, bad faith or gross negligence in the performance of MMA's duties or by reason of its reckless disregard of its obligations under the Current Advisory Contract.

         The Current Advisory Contract may be terminated by a Portfolio without penalty upon 60 days' notice by the Board or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, or upon 60 days' notice by MMA. As noted above, the Current Advisory Contract terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

         For its services, MMA receives an investment advisory fee at an annual rate based on 0.50% of the net assets of the Money Market Portfolio, 0.625% of the net assets of the Maryland Portfolio, and 0.625% of the net assets of the Virginia Portfolio. For the fiscal year ended December 31, 1999, the Portfolios paid the following investment advisory fees to MMA: Money Market Portfolio - $91,951; Maryland Portfolio - $284,560; and Virginia Portfolio - $206,583.

         The New Advisory Contract. The New Advisory Contract is substantially identical to the Current Advisory Contract, except for the absence of a provision in the Current Advisory Contract whereby MMA undertakes to reimburse expenses of a Portfolio, exclusive of taxes, brokerage, interest and extraordinary legal expenses, if the Portfolio's aggregate expenses in any fiscal year exceed 1.00% of the average market value of the Portfolio's net assets. However, this expense reimbursement obligation will be set forth in a separate agreement between MMA and the Fund, which shall continue until the first anniversary of the New Advisory Contract, and shall thereafter automatically continue for one-year periods unless terminated in accordance with its terms. During the fiscal year ended December 31, 1999, MMA did not reimburse any Portfolio expenses in accordance with the Current Advisory Contract.

         As noted previously, MMA does not anticipate that the Transaction will cause any reduction in the quality or types of services now provided to the Portfolios or have any adverse effect on MMA's ability to fulfill its obligations to the Portfolios. No change is anticipated in the investment philosophies and practices currently followed by the Portfolios. There will be no change in advisory fees for the Portfolios.

         At the March 17, 2000 meeting of the Board, the New Advisory Contract was approved unanimously by the Board, including all of the Directors who are not parties to the New Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party (other than as Directors of the Fund). The New Advisory Contract, as approved by the Board, is submitted for approval by the shareholders of the Portfolios.

         If the New Advisory Contract is approved by shareholders, it will take effect immediately upon the closing of the Transaction. The New Advisory Contract will remain in effect for two years from the date it takes effect, and, unless earlier terminated, will continue from year to year with respect to each Portfolio thereafter, provided that each such continuance is approved annually with respect to the contract and Portfolio (i) by the Board or by the vote of a majority of the outstanding voting securities of the particular Portfolio, and, in either case, (ii) by a majority of the Directors who are not parties to the New Advisory Contract or interested persons of any such party (other than as Directors of the Fund).

         Payments to RTS/RNB. RTS provides administrative services to each Portfolio, as well as transfer agency, shareholder servicing, custodial and portfolio accounting services, for which it receives compensation from the Portfolios at an annual rate of 0.25% of the average net assets of the Money Market Portfolio and 0.30% of the average net assets of the Maryland and Virginia Portfolios. For the fiscal year ended December 31, 1999, the Portfolios paid RTS the following fees for such services: Money Market Portfolio - $45,976; Maryland Portfolio - $136,589; and Virginia Portfolio - $99,192. RNB, the successor to RTS, will continue to provide these services after the Transaction.

         Evaluation by the Board of Directors. The Board, advised by counsel, has determined that in approving the New Advisory Contract on behalf of the Portfolios, the Fund can best assure itself that the services currently provided to the Portfolios by MMA will continue without interruption after the Transaction. The Board believes that, like the Current Advisory Contract, the New Advisory Contract will enable the Portfolios to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of each Portfolio and its shareholders.

         In determining whether or not it was appropriate to approve the New Advisory Contract and to recommend approval to shareholders, the Board, including the Directors who are not parties to the New Advisory Contract or interested persons of such parties, considered various materials and representations provided by MMA and FBR (including information concerning compensation and consulting arrangements to be implemented in connection with the Transaction), information provided by representatives of the Buyers, and was advised by legal counsel with respect to these matters.

         The Directors also considered the following information, among other things: (1) Daniel O'Connor and others have agreed to provide consulting and other services to MMA for significant periods following the Transaction, thus helping to ensure continuity of management; (2) that the compensation to be received by MMA under the New Advisory Contract is the same as the compensation paid under the Current Advisory Contract; (3) the fairness of the compensation payable to MMA under the Current Advisory Contract; (4) the commonality of the terms and provisions of the New Advisory Contract with the terms of the Current Advisory Contract; (5) representations made by FBR concerning the potential impact of affiliated brokerage relationships on MMA's ability to provide services to the Portfolios, and on the Portfolios' ability to engage in portfolio transactions; and (6) the financial condition of FBR and the expertise of its personnel and the personnel of its affiliates, particularly those who will be involved in the management of the Portfolios.

         Based upon its review, the Board determined that, by approving the New Advisory Contract, the Portfolios can best be assured that services from MMA will be provided without interruption. The Board also determined that the New Advisory Contract is in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the New Advisory Contract and voted to recommend its approval by each Portfolio's shareholders.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT AS PROVIDED UNDER PROPOSAL II. UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III.
                      RATIFICATION OF INDEPENDENT AUDITORS

         The Board, including a majority of the independent Directors, has selected the firm of Deloitte & Touche LLP, to serve as the Fund's independent auditors and to examine the Portfolios' financial statements for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund or its Portfolios. Representatives of Deloitte & Touche LLP, if requested by any shareholder, will be present at the Meeting, will be available to respond to appropriate questions from shareholders, and will have the opportunity to make a statement if they so desire.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS. UNMARKED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

         The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                               VOTING INFORMATION

         Proxy Solicitation. The costs of the Meeting, including the solicitation of proxies, will be paid by FBR. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, the Internet or personal interview by officers or agents of the Fund. The Fund will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

         Shareholder Voting. Shareholders of record at the close of business on March 17, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

         As of the Record Date, the following number of shares of each Portfolio, representing the corresponding number of votes, were outstanding:

         ----------------------------------------------------------------------------------------------------
         Portfolio                                                     Number of Shares Outstanding (Votes)
         ----------------------------------------------------------------------------------------------------
         Rushmore Tax-Free Money Market Portfolio                                     17,196,998.19
         ----------------------------------------------------------------------------------------------------
         Rushmore Maryland Tax-Free Portfolio                                          3,745,481.06
         ----------------------------------------------------------------------------------------------------
         Rushmore Virginia Tax-Free Portfolio                                          2,664,448.64
         ------------------------------------------------------------- ---------------------------------------

          The persons owning of record or beneficially 5% or more of any Portfolio as of the Record Date are set forth in Appendix D.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of each Portfolio is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

         Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Portfolios' shares.

         In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

         Timely, properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814 or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

          Electronic Voting. Shareholders may give voting instructions via the Internet (www.proxyvote.com) or by touchtone telephone (1-800-690-6903) by following the instructions enclosed with the proxy card.

         Voting by Mail. In addition to voting in person at the Meeting, via the Internet, or by touchtone telephone, shareholders also may sign and mail the proxy card received with the proxy statement.

         Required Vote. Shareholders of all Portfolios vote together on Proposals I and III, shareholders vote separately by Portfolio on Proposal II, and shareholders will vote as necessary on any other proposal. Approval of Proposals I and III requires the vote of shareholders owning of record a plurality of the shares of the Fund voting at the Meeting, if a quorum is present. Approval of Proposal II requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means that the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on Proposal II, and will have no effect on Proposals I and III.

         Shareholder Proposals. The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund at the address set forth on the cover of this proxy statement.

         Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

         To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.


                                            By Order of the Board of Directors





                                            Stephenie E. Adams, Secretary

Bethesda, Maryland
April 10, 2000

                                   APPENDIX A


                          INVESTMENT ADVISORY CONTRACT

                                     Between

                        FUND FOR TAX-FREE INVESTORS, INC.

                                       And

                        MONEY MANAGEMENT ASSOCIATES, L.P.


         This Contract (the "Contract"), dated as of the _____ day of __________, 2000, is entered into by and between Fund for Tax-Free Investors, Inc. (the "Corporation") on behalf of its portfolios, Rushmore Tax-Free Money Market Portfolio, Rushmore Maryland Tax-Free Portfolio and Rushmore Virginia Tax-Free Portfolio (hereinafter individually sometimes referred to as the "Fund" and collectively as the "Funds") and Money Management Associates, L. P. (hereinafter sometimes referred to as the "Manager").

         THAT in consideration of the mutual covenants hereinafter contained, it is agreed as follows:

         1. The Corporation hereby employs the Manager to manage the investment and reinvestment of the assets of each Fund and to administer the affairs of each Fund, subject to the control of the officers and Board of Directors of the Corporation, for the period and on the terms set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.

         2. The Manager assumes and shall pay or reimburse each Fund for: (a) all expenses in connection with the management of the investment and reinvestment of the assets of such Fund, except that each Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b) the compensation (if any) of those directors and officers of the Corporation who also serve as directors, officers or employees of the Manager; and (c) all expenses not hereinafter specifically assumed by the Corporation or a Fund where such expenses are incurred by the Manager or by a Fund in connection with the administration of the affairs of the Fund.

         Each Fund assumes and shall pay or reimburse the Manager for the Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with : (a) maintaining its offices, determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Corporation who do not also serve as directors, officers of employees of the Manager; (h) maintaining appropriate insurance coverage for the Corporation and its directors and officers; and (i) its membership in trade associations.

         At the request of the Corporation, the Manager shall make available to each Fund all necessary office facilities, equipment and personnel that the Fund may require. Such office facilities, equipment, personnel and services, the charges and expenses of which are to be paid by the Fund under the provisions of this Section 2, may be provided for or rendered to the Fund by the Manager and billed to the Fund at the Manager's cost.

         3. In connection with the management of the investment and reinvestment of the assets of each Fund, the Manager is authorized on behalf of such Fund, to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

         4. As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Manager as provided in Section 2, each Fund shall pay the Manager an annual fee of one-half of one percent of the average daily net asset value of the Rushmore Tax-Free Money Market Portfolio, and five-eights of one percent of the average daily net asset value of each of the Rushmore Maryland Tax-Free Portfolio and the Rushmore Virginia Tax-Free Portfolio. The fees will be paid monthly.

         In the event of termination of this Contract, the fee shall be computed on the basis of the period ending on the last business day on which this Contract is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

         5. The directors of the Corporation acknowledge that, in further consideration of the services of the Manager hereunder, the Manager has reserved for itself all rights to, and interest in, the name "Fund for Tax-Free Investors, Inc.," or any similar name, and that use of the name shall continue only with the continuing consent of the Manager, which consent may be withdrawn at any time, effective immediately upon written notice thereof to the Corporation.

         6. Subject to and in accordance with the governing instruments of the Corporation and of the Manager respectively, directors, officers, agents and stockholders of the Corporation are or may be interested in the Manager (or any successor thereof) as partners or otherwise; partners and agents of the Manager are or may be interested in the Corporation as directors, officers, agents, stockholders or otherwise; the Manager (or any successor) is or may be interested in the Corporation as a stockholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

         7. This Contract shall continue in effect until two years from the data hereof, and thereafter only so long as such continuance is approved at least annually by votes of a majority of the Corporation's Board of Directors, including the votes of a majority of the directors who are not parties to such contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In addition, the questions of continuance of this Contract may be presented to stockholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of a Fund. Provided, however, that (a) this Contract may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of a Fund, on sixty days prior written notice to the Manager, (b) this Contract shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Contract may be terminated by the Manager on sixty days prior written notice to a Fund. Any notice under this contract shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

         As used in this Section 6, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(9) and Section 2(a)(42) of the Investment Company Act of 1940.

         8. The services of the Manager to each Fund hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent any Fund in any way or otherwise be deemed an agent of any Fund.

         9. No provision of this Contract shall be deemed to protect the Manager against any liability to a Fund or its stockholders to which it might otherwise be subject by reasons of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Contract. Nor shall any provision hereof be deemed to protect any director or officer of the Corporation against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of his duties or the reckless disregard of his obligations. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed on the day and year first above written.

                                    FUND FOR TAX-FREE INVESTORS, INC.


WITNESS:

________________________________    By:_______________________________


                                    MONEY MANAGEMENT ASSOCIATES, L.P.


WITNESS:


________________________________    By:_______________________________

                                  APPENDIX B



Officers of the Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                  Principal Occupations During Last
Name, Address, and Age                        Position with Fund                  Five Years
--------------------------------------------------------------------------------------------------------------------
Daniel L. O'Connor, 58                        Chairman, Treasurer, and Director   General Partner of MMA, registered
100 Lakeshore Drive                                                               investment adviser of the Rushmore
Suite 1555                                                                        Funds, since 1975.  Director,
North Palm Beach, FL  33408                                                       RTS.  Director or Trustee of four
                                                                                  Rushmore Funds.  Trustee of the
                                                                                  Cappiello-Rushmore Trust.

--------------------------------------------------------------------------------------------------------------------
Richard J. Garvey, 67                         President and Director              Limited Partner of MMA and Vice
730 Southwest 67th Place                                                          President of Rushmore Services,
Portland, OR  97225                                                               Inc. until 1998.  Director or
                                                                                  Trustee of four Rushmore Funds.

--------------------------------------------------------------------------------------------------------------------
John R. Cralle, 59                            Vice President                      A limited partner of MMA since
4922 Fairmont Avenue                                                              1979.  Employee of Rushmore
Bethesda, MD  20814                                                               Services, Inc. 1995-1999.  Vice
                                                                                  President of three Rushmore
                                                                                  Funds.
--------------------------------------------------------------------------------------------------------------------
Martin M. O'Connor, 55                        Vice President                      A limited partner of MMA since
4922 Fairmont Avenue                                                              1979.  Employee of Rushmore
Bethesda, MD  20814                                                               Services, Inc. 1995-1999.  Vice
                                                                                  President of three Rushmore
                                                                                  Funds.
--------------------------------------------------------------------------------------------------------------------
Edward J. Karpowicz, CPA, 37                  Controller                          Vice President of RTS since 1997.
4922 Fairmont Avenue                                                              Controller of the Rushmore Funds
Bethesda, MD  20814                                                               and the Cappiello-Rushmore Trust.
                                                                                  Treasurer, Bankers Finance
                                                                                  Investment Management Corp.,
                                                                                  August 1993 to June 1997.
-------------------------------------------------------------------------------------------------------------------
Stephenie E. Adams, 30                        Secretary                           Secretary of three Rushmore Funds
4922 Fairmont Avenue                                                              and the Cappiello-Rushmore Trust.
Bethesda, MD  20814                                                               Assistant Secretary of one
                                                                                  Rushmore Fund.  Manager, Fund
                                                                                  Administration and Compliance,
                                                                                  RTS, from October 1999 to
                                                                                  Present.  Manager, Fund
                                                                                  Administration and Marketing,
                                                                                  Rushmore Services, Inc., from July
                                                                                  1994 to October 1999.
--------------------------------------------------------------------------------------------------------------------

                                   APPENDIX C



Other Investment Company Clients

         MMA also serves as investment adviser to the following investment companies, at the fee rates set forth below, which had the indicated net assets as of December 31, 1999.

------------------------------------------------------------------------------------------------------------------------
Name of Fund                                  Advisory Fee Rate                          Approximate Assets
------------------------------------------------------------------------------------------------------------------------
American Gas Index Fund, Inc.                 .40% of the average daily net assets       $183,943,443


------------------------------------------------------------------------------------------------------------------------
Fund for Government Investors                 .50% of the first $500 million of          $492,627,189
                                              net assets, .45% of the next $250
                                              million of net assets, .40% of the
                                              next $250 million of net assets,
                                              and .35% of the net assets over $1
                                              billion
------------------------------------------------------------------------------------------------------------------------
The Rushmore Fund, Inc.                       .50% of the average daily net              $ 11,105,541
                                              assets.
--------------------------------------------- ------------------------------------- --------------------------------------

                                   APPENDIX D



         As of the Record Date, the following persons owned of record or beneficially 5% or more of the shares of the following Portfolios:

--------------------------------------------------------------------------------------------------------------------
                                   Controlling Party or Principal
                                  Holder of Securities and Address
          Portfolio                                                         Shares Owned               % Owned
-------------------------------------------------------------------------------------------------------------------
Tax-Free Money Market           Eugene R. Elrod                              1,091,664.24               6.3%1
Portfolio                       4300 Hawthrone Street, N.W.
                                Washington, D.C. 20016-3571

                                Wendie L. Wachtel                            869,537.82                 5.1%1
                                1101 Fourteenth Street, N.W.
                                Washington, D.C. 20005-5601
-------------------------------------------------------------------------------------------------------------------
Virginia Tax-Free Portfolio     Charles Schwab & Co, Inc.                    265,721.16                10.0%2
                                101 California Street
                                San Francisco, CA 94101

                                Roger W. Jones                               254,973.04                 9.6%1
                                P.O. Box 248
                                Sperryville, VA 22740

                                Robert P. and Maryann Nirschl                175,750.17                 6.6%1
                                4143 North River Street
                                McLean, VA 22101
-------------------------------------------------------------------------------------------------------------------
Maryland Tax-Free Portfolio     Charles Schwab & Co., Inc.                   189,322.98                 5.1%2
                                101 California Street
                                San Francisco, CA 94101

-------------------------------------------------------------------------------------------------------------------

1 Beneficial owner.
2 Record owner.

  To vote by telephone:

         1) Read the Proxy Statement and have the Proxy card below at hand.
         2) Call 1-800-690-6903.
         3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

         To vote by Internet:

         1) Read the Proxy Statement and have the Proxy card below at hand.
         2) Go to Website www.proxyvote.com.
         3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

--------------------------------------------------------------------------------
                                      PROXY

                        FUND FOR TAX-FREE INVESTORS, INC.


                               [Name of Portfolio]

                         ANNUAL MEETING OF SHAREHOLDERS

                                  June 1, 2000


         The undersigned hereby appoints Stephenie E. Adams and Edward J. Karpowicz and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of the ______ Portfolio held at 10:00 a.m. Eastern Time on June 1, 2000 at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or as adjourned from time to time (the "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy
Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.





         THIS PROXY IS  SOLICITED  BY THE BOARD OF  DIRECTORS  OF THE FUND.  The
Board of Directors recommends that you vote FOR each of the Nominees and FOR each of the following proposals:

         I.       To elect the Board of Directors of the Fund.

                            Daniel L. O'Connor          Jeffrey R. Ellis
                            Richard J. Garvey           F. David Fowler
                            Louis T. Donatelli          Patrick F. Noonan
                            Bruce C. Ellis              Michael A. Willner

                  [  ]     FOR ALL  [  ]    AGAINST ALL       [  ]     WITHHOLD AUTHORITY

                  [  ]     FOR ALL EXCEPT ______________________________

                  (Only use to withhold authority to vote on individual Nominees)


         II. To approve a new investment advisory contract.

                  [  ]     FOR              [  ]     AGAINST           [  ]     ABSTAIN

        III. To ratify the selection of independent auditors.

                  [  ]     FOR              [  ]     AGAINST           [  ]     ABSTAIN

         IV.      To transact such other business as may properly come before the Meeting.


         This proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES AND FOR ALL OF THE PROPOSALS.



         Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

                                                     Dated _____________, 2000

                                                     -------------------------------------
                                                     Name of Shareholder(s) -- Please print or type

                                                     -------------------------------------
                                                     Signature(s) of Shareholder(s)

                                                     -------------------------------------
                                                     Signature(s) of Shareholder(s)

         This proxy must be signed by the beneficial owner of Portfolio shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

             PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE.